Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 9 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2018	December 31, 2017
Property and buildings	$42,066,001	$28,336,864
Machinery and equipment	4,210,500	4,041,418
Transportation vehicles	979,549	925,945
Office and electronic equipment	893,680	833,105
Subtotal	48,149,730	34,137,332
Construction in progress (“CIP”)	3,530	11,281,422
Less: accumulated depreciation	(6,771,037)	(5,585,474)
Property and equipment, net	$41,382,223	$39,833,280

As of December 31, 2018, The Company’s properties with an aggregate carrying value of approximately $1.2 million (RMB 8.6 million) has been used as collateral for the Company’s short-term loans (see Note 11).

Depreciation expense was $1,584,973, $1,403,585 and $1,185,476 for the years ended December 31, 2018, 2017 and 2016, respectively.